UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

July 28, 2023
Date of Report (date of earliest event reported)

Ekso Bionics Holdings, Inc.

(Exact name of registrant as specified in its charter)

Nevada	001-37854		99-0367049
(State or other jurisdiction of incorporation or organization)	(Commission File Number)		(I.R.S. Employer Identification No.)

101 Glacier Point, Suite A	San Rafael	California	94901
(Address of Principal Executive Offices)			(Zip Code)
(510) 984-1761
Registrant's telephone number, including area code

Not Applicable
________________________
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	EKSO	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 8.01.          Other Events.

As previously reported, Ekso Bionics Holdings, Inc. (the “Company”) entered into that certain At the Market Offering Agreement dated as of October 9, 2020 (as amended, the “Sales Agreement”), by and between the Company and H.C. Wainwright & Co., LLC (the “Agent”), pursuant to which the Company may offer and sell, from time to time, through the Agent, shares of the Company’s common stock, par value $0.001 per share (the “Shares”), in an “at-the-market” offering.

On July 28, 2023, the Company filed a prospectus supplement (the “Prospectus Supplement”) relating to the offer and sale of up to $5.0 million of Shares pursuant to the Sales Agreement. The Shares, if any, will be issued pursuant to the Company’s Registration Statement on Form S-3 (File No. 333-272607), which was initially filed with the Securities and Exchange Commission on June 12, 2023 and declared effective on June 20, 2023.

The opinion of Snell & Wilmer L.L.P. regarding the validity of the Shares that may be issued pursuant to the Prospectus Supplement is filed herewith as Exhibit 5.1.

This Current Report on Form 8-K, including the exhibits hereto, shall not constitute an offer to sell or the solicitation of an offer to buy any securities of the Company, nor shall there be any sale of the Company’s securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
5.1	Opinion of Snell & Wilmer L.L.P.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EKSO BIONICS HOLDINGS, INC.
By:	/s/ Jerome Wong
Name:	Jerome Wong
Title:	Chief Financial Officer

Dated: July 28, 2023